UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

Knoll, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street, East Greenville, Pennsylvania 18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure
Knoll, Inc.’s President and Chief Executive Officer, Andrew B. Cogan, and Senior Vice President and Chief Financial Officer, Craig B. Spray, will meet with certain stockholders and investors during the fourth quarter of 2016.  The materials used in connection with these meetings are attached as Exhibit 99.1 to this Current Report on Form 8-K.  A copy also will be posted on Knoll’s website at www.knoll.com under the heading “Fourth Quarter 2016 Investor Presentation.”
The Company makes reference to non-GAAP financial measures in the attached investor presentation. A reconciliation of these non-GAAP financial measures to the applicable GAAP financial measures is contained in the attached investor presentation.
Item 9.01.      Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1 — Fourth Quarter 2016 Investor Presentation
The information in this report and the attached exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: November 14, 2016	By:	/s/ Michael A. Pollner

Michael A. Pollner
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Fourth Quarter 2016 Investor Presentation